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                                                                       EXHIBIT 1









                                 UNICORP, INC.
                                   FORM 8-K
                                   EXHIBIT 1









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                    AGREEMENT OF PURCHASE AND SALE OF ASSETS

         This Agreement is made by and between EQUITABLE ASSETS INCORPORATED, hereinafter sometimes referred to as "Equitable", a corporation organized under the laws of Belize, and UNICORP, INC., hereinafter sometimes referred to as "Unicorp", a corporation organized under the laws of the State of Nevada, the United States of America.

         WHEREAS, it is the desire of the parties hereto that Equitable sell to Unicorp certain assets described herein in exchange for the cash and shares of stock of Unicorp described herein, under the terms, conditions and agreements set forth in this Agreement.

         THEREFORE, for and in consideration of the mutual covenants, agreements, representations, and warranties contained in this Agreement, the parties hereto agree as follows:

                                       I.

                          PURCHASE AND SALE OF ASSETS

         A.      Sale of Assets.   Subject to the terms and conditions set
forth in this Agreement, Equitable agrees to sell, convey, transfer, assign, and deliver to Unicorp, and Unicorp agrees to purchase from Equitable 58,285.71 tons TEN MILLION TWO HUNDRED THOUSAND AND NO/100 ($10,200,000.00) DOLLARS of paid up zeolite inventory, fob mine site.

         B.      Consideration.   As full payment for the transfer of the above
described assets by Equitable to Unicorp, Unicorp shall deliver at the closing:
(i) a cashier's check, wire transfer, or promissory note in the amount of TWO HUNDRED THOUSAND AND NO/100 ($200,000.00) DOLLARS payable to Equitable, and
(ii) to Equitable, four hundred twenty thousand (420,000) shares of Class A Voting Stock ($10/share) and fifty-eight thousand (58,000) Series A Preferred Stock ($100/share) of Unicorp, at a coupon rate of eight and one-half (8 1/2%) percent, to be issued




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under Regulation D, Rule 506.  Any dividend paid by the issuance of additional stock of any class shall be also issued pursuant to Regulation D, Rule 506.

                                      II.

                   REPRESENTATIONS AND WARRANTIES OF PARTIES

         A.      Warranties of Equitable.   Equitable represents and warrants
to the best of its knowledge that:

                 1.       Organization.   Equitable is a corporation duly
organized, validly existing, and in good standing under the laws of the Country of Belize, has all necessary corporate powers to own its properties and to carry on its business as is now owned and operated by it, and is duly qualified to consummate the transactions contemplated herein.

                 2.       Title.   Equitable is the owner, beneficially and of
record, of the assets to be conveyed hereunder free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges, and restrictions.

                 3.       Authority.   Equitable has the rights, power, legal
capacity, and authority to enter into, and perform its obligations under this Agreement, and no approvals or consents of any other persons are necessary in connection therewith. The execution and delivery of this Agreement by Equitable has been duly authorized by the directors of the corporation and the shareholders thereof.

         B.      Warranties of Unicorp.   Unicorp represents and warrants to
the best of its knowledge that:

                 1.       Organization.   Unicorp is a corporation duly
organized, validly existing, and in good standing under the laws of the State of Nevada, United States of America, has all necessary





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corporate powers to own its properties and to carry on its business as is now owned and operated by it, and is duly qualified to consummate the transactions contemplated herein.

                 2.       Capital.   The authorized capital stock of Unicorp
consists of One hundred million (100,000,000) shares of Class A voting common stock, having a par value of one ($0.01) cent per share, Fifty million (50,000,000) shares of Class B non-voting common stock, having a par value of one ($0.01) cent per share, Ten million (10,000,000) shares of Class C voting common stock having a par value of one ($0.01) cent per share and Twenty-five million (25,000,000) of Preferred Stock, having a par value of One hundred and no/100 ($100.00) Dollars per share. As of the effective date of this Agreement, the number of shares issued and outstanding of each such class of stock is as set forth in Exhibit "A" attached hereto. All of the shares reflected on Exhibit "A" are validly issued, fully paid, and non-assessable. There are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating Unicorp to issue or to transfer from treasury any additional shares of its capital stock of any class except as set forth in Exhibit "B" attached hereto.

                 3.       Authority.   Unicorp has the right, power, legal
capacity, and authority to enter into, and perform its obligations under this Agreement, and no approvals or consents of any other persons are necessary in connection therewith. The execution and delivery of this Agreement by Unicorp has been duly authorized by its Board of Directors and its Shareholders.

                 4.       Corporate Documents.   Unicorp will furnish to
Equitable for its examination: (i) copies of the Articles of Incorporation, as amended, and By-Laws of Unicorp; (ii) the Minute Books of Unicorp containing all records required to be set forth of all proceedings, consents, actions, and meetings of the Shareholders and Board of Directors of Unicorp; (iii) the Stock Transfer Books of Unicorp setting forth all transfers of any capital stock.





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         C.      Warranties of Equitable and Unicorp.   Equitable and Unicorp
do each represent and warrant to the other that none of the representations and warranties made by them and any certificate or memorandum furnished or to be furnished by either of them, or on their behalf, contains or will contain any untrue statement of material fact, or omit any material fact, the omission of which would be misleading.

                                      III.

                     EQUITABLE'S OBLIGATIONS BEFORE CLOSING

         Equitable covenants that from the date of this Agreement until the
Closing:

         A.      Access to Information.   Unicorp and its counsel, accountants,
and other representatives, shall have reasonable access during normal business hours to all documents and written information of Equitable relating to the properties, marketing, uses, and nature of zeolite. Equitable shall furnish or cause to be furnished to Unicorp and its representatives, all such information concerning zeolite that may reasonably be requested.

         B.      Confidentiality.   Equitable agrees that unless and until the
Closing has been consummated, Equitable and its officers, directors, and other representatives, will hold in strict confidence, and will not use to the detriment of Unicorp, all data and information obtained in connection with this transaction or Agreement, and if the transactions contemplated by this Agreement are not consummated, Equitable will return to Unicorp all data and information that Unicorp may reasonably request.

         C.      Warranties at Closing.   All representations and warranties of
Equitable set forth in this Agreement and in any written statements delivered to Unicorp by Equitable under this Agreement will also be true and correct as of the Closing Date as if made on that date.





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                                      IV.

                      UNICORP'S OBLIGATIONS BEFORE CLOSING

         Unicorp covenants that from the date of this Agreement until the
Closing:

         A.      Access to Information.   Equitable and its counsel,
accountants and other representatives shall have full access during normal business hours to all books, accounts, records, contracts, and documents of or relating to Unicorp. Unicorp shall furnish or cause to be furnished to Equitable and its representatives, all data and information concerning the business, finances, and corporate activities of Unicorp that may reasonably be requested.

         B.      Warranties at Closing.   All representations and warranties of
Unicorp set forth in this Agreement and any written statements delivered to Equitable by Unicorp under this Agreement will also be true and correct as of the Closing date as if made on that date.

         C.      Confidentiality.   Unicorp agrees that, unless and until the
Closing has been consummated, Unicorp and its officers, directors and other representatives, will hold in strict confidence, and will not use to the detriment of Equitable, all data and information obtained in connection with this transaction or Agreement, and if the transactions, contemplated by this Agreement are not consummated, Unicorp will return to Equitable all data and information that Equitable may reasonably request.

                                       V.

                CONDITIONS PRECEDENT TO EQUITABLE'S PERFORMANCE

         A.      Conditions.   The obligations of Equitable to sell and
transfer the assets contemplated under this Agreement are subject to the satisfaction, at or before Closing, of all of the conditions set forth in this
Article V.





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         B.      Accuracy of Representations.   Except as otherwise permitted
by this Agreement, all representations and warranties by Unicorp in this Agreement or in any written statement that shall be delivered to Equitable by Unicorp under this Agreement, shall be true on and as of the Closing Date as though made at that time.

         C.      Performance of Unicorp.   Unicorp shall have performed,
satisfied, and complied will all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

         D.      No Material Changes.   During the period from the effective
date of this Agreement to the Closing Date, their shall not have been any material adverse change in the financial condition or the business plan of Unicorp as set forth in Exhibit "D" attached hereto and Unicorp shall not have sustained any loss or damage that materially affects its ability to conduct a material part of its business or to pursue its business plan as set forth in Exhibit "D" attached hereto.

         E.      Absence of Litigation.   No action, suit, or proceeding before
any Court or governmental body of authority, pertaining to the transaction contemplated by this Agreement or to its consummation or to the business plan described in Exhibit "D" attached hereto, shall have been instituted or threatened on or before the Closing Date.

         F.      Corporate Approval.   The execution and delivery of this
Agreement by Unicorp, and the performance of its covenants and obligations thereunder, shall have been duly authorized by all necessary corporate action, and Equitable shall have received copies of all resolutions pertaining to that authorization, certified by the Secretary of Unicorp.

         G.      Approval of Documents.   The form and substance of all
certificates, instruments, and other documents delivered to Equitable under this Agreement shall be satisfactory in all reasonable respects to Equitable and its counsel.





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         H.      Attorney's Opinion Letter.   Unicorp shall have delivered the
Legal Opinion executed by counsel to Unicorp in the form as attached hereto as Exhibit "E".

                                      VI.

                 CONDITIONS PRECEDENT TO UNICORP'S PERFORMANCE

         A.      Conditions.   The obligations of Unicorp to pay the monies and
issue the shares of stock under this Agreement are subject to the satisfaction, at or before Closing, of all the following conditions of this Article VI.

         B.      Equitable's Warranties.   All representations and warranties
by Equitable contained in this Agreement or in any written statement delivered by Equitable under this Agreement shall be true on and as of the Closing as though such representations and warranties were made on and as of that date.

         C.      Equitable's Performance.   Equitable shall have performed and
complied with all covenants and agreements, satisfied all conditions that it is required by this Agreement to perform, and comply with, or satisfy, before or at the Closing.

         D.      Corporate Approval.   The Board of Directors of Equitable
shall have duly authorized and approved the extension and delivery of this Agreement and all corporate action necessary or proper to fulfill the obligations of Equitable to be performed under this Agreement on or before the Closing Date.





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                                      VII.

                               REPURCHASE OPTIONS

         A.      Option to Purchase.   Equitable shall have the right and
option to purchase from Unicorp 20,571 tons of paid up zeolite inventory for the sum of FIVE MILLION AND NO/100 ($5,000,000.00) DOLLARS, payable as hereinafter set forth.

         B.      Consideration.   All covenants, agreements, representations
and warranties contained in this Agreement shall constitute full and sufficient consideration for the grant of said Option by Unicorp to Equitable to purchase said amount of zeolite.

         C.      Payment Terms.   Equitable shall have the right to pay said
FIVE MILLION AND NO/100 ($5,000,000.00) DOLLARS for said amount of paid up zeolite inventory, in its sole discretion, either in cash, by cashier's check or wire transfer, or by the issuance of a total of FIVE MILLION AND NO/100 ($5,000,000.00) DOLLARS in a series of corporate notes, in the form as set forth in Exhibit "F" attached hereto, one-third of which will bear interest at the rate of 670 basis points per annum, with ninety (90) days maturity, one-third of which will bear interest at a rate of 720 basis points per annum, with one hundred eighty (180) day maturity, and one-third of which will bear interest at a rate of 770 basis points per annum, with two hundred seventy
(270) day maturity. Said notes shall grant Equitable the right and option to extend the maturity thereof for a period of time not to exceed twelve (12) months by giving written notice on or before the stated maturity date and agreeing to increase the stated rate of interest by an additional one hundred ninety (190) basis points per annum, and shall grant Equitable the right to pay such notes by the transfer of mutually acceptable registered or exempt securities to Unicorp; the parties herein mutually agree that the common shares of AZ Capital, Inc., are acceptable as long as the shares are freely tradable, registered securities.





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         D.      Option Term.   The term of the option described in Article VII
shall be such as to grant Equitable thirty (30) days in which to exercise such option, with the closing of said sale to occur within fifteen (15) days thereafter.

         E. Unicorp shall have the option to purchase the fifty-eight thousand (58,000) preferred shares from Equitable at ONE HUNDRED AND NO/100 ($100.00) DOLLARS per share, plus any dividends owing to the date of purchase, by payment in certified funds or mutually acceptable securities. This option Equitable grants to Unicorp until December 31, 2000.

                                     VIII.

                             STAND-STILL AGREEMENT

         Unicorp and Equitable shall enter into a Stand-Still Agreement concerning the shares of stock being transferred to Equitable by Unicorp under the terms of this Agreement, in the form and containing the covenants, agreements, representations, and warranties set for in Exhibit "G" attached hereto.

                                      IX.

                                  THE CLOSING

         A.      Equitable's Obligations.   At the Closing, Equitable shall
deliver or cause to be delivered to Unicorp:

                 1. Instruments, dated effective as of March 1, 1998, of assignment and transfer of 58,285.71 tons of paid up zeolite inventory, fob mine site, in the form and containing the covenants, agreements, representations, and warranties set forth in Exhibit "H" attached hereto.

                 2. The Stand-Still Agreement referenced in Article VIII, properly executed and acknowledged by Equitable.





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                 3.       Any and all further documents and instruments,
consistent with the terms of this Agreement, that may be reasonably requested by Unicorp for the purpose of assigning, transferring, granting, conveying and confirming to Unicorp, or reducing to possession, the assets to be conveyed and transferred by this Agreement.

         B.      Unicorp's Obligations.   At the Closing, Unicorp shall deliver
or cause to be delivered to Equitable the following documents:

                 1. Its cashier's check, wire transfer or promissory note in the form as attached hereto as Exhibit "I", in the amount of TWO HUNDRED THOUSAND AND NO/100 ($200,000.00) DOLLARS.

                 2. Four hundred twenty thousand (420,000) shares of Class A voting common stock and fifty-eight thousand (58,000) shares of Series A preferred stock of Unicorp.

                 3. Copies of its Articles of Incorporation, as may have been amended, or other shareholder's agreement providing for shareholder's rights to prevent dilution of stock ownership.

                 4. The Option Agreement referenced in Article VII above, properly executed and acknowledged by Unicorp.

         C.      Closing shall be on or before March 1, 1998.

                                       X.

                                     COSTS

         A.      Brokers.   Both parties hereto hereby represent and warrant to
the other that neither party has employed any broker or finder in connection with the transactions contemplated by this Agreement, and agree to hold the other party harmless against any claim of any such broker or finder by virtue of any alleged agreement with such party hereto.





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         B.      Expenses.   Each party hereto shall pay all its own costs and
expenses incurred or to be incurred by the parties in negotiation, in preparing this Agreement, in closing, and in carrying out the transaction contemplated by this Agreement.

                                      XI.

                               FORMS OF AGREEMENT

         A.      Headings.   The subject headings of the paragraphs and
subparagraphs of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

         B.      Modification and Waiver.   This Agreement constitutes the
entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, not shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

         C.      Counterparts.   This Agreement may be executed simultaneously
in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                      XII.

                                    PARTIES

         A.      Rights of Parties.   Nothing in this Agreement, whether
express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any person other than the parties to it and respective successors and assigns, nor is anything in this Agreement





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intended to relieve or discharge the obligation or liability of any third person to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over against any party to this Agreement.

         B.      Assignment.   This Agreement shall be binding on, and shall
inure to the benefit of, the parties to it and their respective heirs, legal representatives, successors, and assigns.

                                     XIII.

                                    REMEDIES

         Each parties' obligation under this Agreement is unique. If any party should default in its obligations under this Agreement, the parties each acknowledge that it would be extremely impractical to measure the resulting damages; accordingly, the non-defaulting party, in addition to any other available rights or remedies, may sue in equity for specific performance, and the parties each expressly waive the defense that a remedy in damages will be adequate.

                                      XIV.

             NATURE AND SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS

         All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, or other writing provided for in it, shall survive the Closing.

                                      XV.

                                    NOTICES

         All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by registered or certified mail properly addressed as follows:





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         To Equitable:

         Attention: Ronald F. Bearden, COB
         2800 Post Oak Boulevard, Suite 5260
         Houston, Texas 77056

         To Unicorp:

         Attention: L. Mychal Jefferson
         Chase Bank Tower
         600 Travis, Suite 6500
         Houston, Texas 77002

         Any party may change its address for purposes of this paragraph by giving the other parties written notice of the new address in the manner set forth above.

                                      XVI.

                                 GOVERNING LAW

         All portions of this Agreement concerning the issuance, transfer and ownership rights of the shares of stock of Unicorp shall be governed by the laws of the State of Nevada and the United States, including particularly the Securities Act of 1933 and the Securities Exchange Act of 1934. All other provisions of this Agreement shall be construed, in accordance with, and governed by, the laws of Belize.





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         EXECUTED in Belize City, Belize EFFECTIVE the 1st day of January,
1998.

                                     EQUITABLE ASSETS INCORPORATED


                                   BY:    /s/ Ronald F. Bearden
                                      -----------------------------------------
                                      RONALD F. BEARDEN, COB



                                     UNICORP, INC.


                                   BY:    /s/ L. Mychal Jefferson II
                                      -----------------------------------------
                                      L. MYCHAL JEFFERSON,   President
                                                          ---------------------
                                                             (Title)





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